disaboom

Live Forward!

Company Overview

August 2007

Disclosure

This document is disclosed in confidence for the purpose of preliminary business discussions and is not intended as an offer to sell securities or as a solicitation to buy securities and is not to be reproduced or distributed to third parties without the express written permission of Disaboom.com. This document contains forward-looking statements regarding future events and the Company's future results that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are based on current expectations, estimates, forecasts, and projections about the industry in which the Company operates and the beliefs and assumptions of the Company's management. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," "may," variations of such words, and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of the Company's future financial performance, the time line for the launch of the Company's web site, the prospects for selling advertising on the web site, the Company's anticipated growth and potentials in its business, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict, including those identified in our public filings made with the Securities and Exchange Commission, which are available at www.sec.gov. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.

disaboom

Value Proposition

There is **<u>NO</u>** place online that offers comprehensive, consumer oriented medical information, social networking, and daily living resources dedicated to people living with or directly affected by disabilities.

Company Highlights

- **Market Opportunity:** Publicly traded Internet communities have generated premium valuations for investors due to explosive core business growth and media platform expansion opportunities
- **Strategic Market Position:** As the first Internet Community dedicated to persons living with or directly affected by disabilities, Disaboom is positioned to be the dominant player serving this vast and underserved market segment
- **Compelling Market Size:** A targeted advertising audience of 70+ million persons living with or directly affected by specific Phase I disabilities
- **Comprehensive Community:** Disaboom offers need-to-have resources and tools, social networking, user generated content, and comprehensive, consumer oriented medical content
- **Seasoned Management Team:** Experienced and complementary management team – Internet, software, startup, and life experience with or serving persons with such conditions

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Company Overview

- First Internet Community dedicated to constantly improve the way people with disabilities live their lives
- Provides need-to-have information, resources and tools for the disability market to enable unprecedented access and 'mainstreaming' opportunities, serving:
  - → Persons living with disability
  - → Caregivers
  - → Immediate family and friends
  - → Recreation & rehabilitation providers
  - → Employers
- Founded and designed by doctors and fellow disaboomers to meet this vast and underserved market's specific needs
- Traded on NASDAQ-OTCBB (DSBO)
- Operational Launch Campaign begins – October 2007
- Headquarters, Denver CO

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Market Opportunity

Life Event[1] & Immediate Treatment

Rest of Life (disaboom)

Online Assets Today	Online Assets Tomorrow
• **Diagnostic Sites** • **Information regarding Symptoms** • **Simplified Education/Information** • **Single Condition/Purpose Sites** • **Individual Medical Product Sites** • **Single Topic Forums – unmoderated** • **No Interactive Communities** • **Subsets of Larger Sites** • **Fragmented, Underfunded, and generally Underdeveloped**	• **Comprehensive, Consumer Oriented Medical & Health Education** • **Social Networking** • **User Generated Content (e.g., video)** • **Dedicated Forums, Blogs, Chat** • **Daily Living Resources** • **Medical Journal Interpretations** • **Event Postings, Directories** • **Medical Equipment & Supply Malls** • **Travel & Leisure Reviews**

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(1) Life Event = Accident, Injury, Diagnosis or Congenital Condition

Our Commitment …



"I founded Disaboom because I wanted everyone to have access to comprehensive medical information regardless of their circumstances. Additionally, as a quadriplegic and a physician, I understand the incredible value gained from sharing knowledge with others who have a similar condition. I want Disaboom.com to be an interactive community of people living with or directly affected by disabilities — a place where they can acquire the knowledge and support they seek, and build each other up to maximize their quality of life."

J. Glen House, MD
Founder, President & Chief Medical Officer



"Having been a member of the under-represented disability community for almost 19 years, I am so excited and thankful to finally have an inclusive, comprehensive and interactive community where we can go to find answers, support or anything we need to be empowered to live full, rewarding lives. Disaboom.com is that place!"

Muffy Davis
Director of Market Development
4 Time Paralympic Medalist, Alpine Skiing

Our Mission

Disaboom is the first comprehensive Internet community dedicated to constantly improving the way people with disabilities live their lives. We will help our community reach their goals and we will ensure that the profile, credibility and visibility of our movement continues to develop.

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Internet Community Market Evolution

Traditional Web Portals
- Broad, generic, information based
- Static Web pages and directories
- Passive audience
- Success limited to small number of sites

Web 2.0 Publishers/Communities
- Vertically oriented, targeted user base
- Deep, relevant content, rich media-centric
- User driven features (video, other content)
- Success driven by user marketplace

Competitive Advantage Driven By …	Disaboom
Market Leadership – first to establish publisher/community presence	✓
Content – core knowledge, credible, fresh, local, in depth, user generated	✓
Community Based – universe of relevant and interactive tools, features and resources online; integrated media platforms over time	✓
Business Model – market size and scope, multiple revenue streams, marquis advertisers, online and offline	✓
Financing – access to startup, expansion and consolidation capital/currency	✓

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Phase I Conditions & Addressable Market

Living With[(1),(2)]

- Stroke
- Spinal Cord Injuries
- Cerebral Palsy
- Multiple Sclerosis
- Traumatic Brain Injuries
- Orthopedics/Arthritis
- Amputations
- Vision Deficits[(4)]

20+ Million

+

50+ Million

Directly Affected By[(3)]

- Immediate Family Member
- Immediate Friend
- Caregiver
- Recreation Provider
- Rehabilitation Provider

70+ Million Phase I Addressable Market

(1) Source: US Census, 2005 American Community Survey, US Census, 2002 Survey of Income, Table 5
(2) Includes information related to chronic complications, e.g., depression, social integration, sexuality.
(3) Company's minimum estimate of 2.5:1 (directly affected by: living with) based upon industry experience
(4) Deficits resulting from Traumatic Brain Injuries, Stroke and Multiple Sclerosis

Milestones & Timeline

Startup, Round 1 Financing, Site Kickoff, Begin Management Team (9/06 – 3/07–4/07)

Core Management Team, Site, Marketing Begins (5/07–8/07 – 8/07–9/07)

Operating Company Begins (8/07–9/07 – 10/07–12/07)

9/06
Disaboom Inc. founded by Dr. Glen House and J.W. Roth

12/06
Data USA contracted for Phase I design and development of Community

3/07 – 4/07
- Closed 50% oversubscribed financing
- Begin build of management team: COO/CFO, and Director of Market Dev
- Phase I of site underway

5/07 – 8/07
- Expand Mgmt Team: CTO, VP of Sales, VP of Community & Biz Dev, Others
- Begin, survey & learn from Launch Team Members (LTMs)
- Launch planning
- Site development & integration
- New office space

8/07 – 9/07
- Phase I development, integration, optimization completed
- Begin signing advertisers
- Begin compiling initial job postings
- Begin user content

10/07 – 12/07
- Operational launch campaign
- Market awareness and conditioning
- Acquire and retain unique visitors
- Advertising revenue build
- Sponsors for channel development
- Phase II Site Release

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Disability Market Size & Scope[1]

- 650 million people living with disabilities ("PWD") worldwide; 50+ million PWDs living in the US alone
- The US PWD Economy
  - ➔ $300 billion spent annually on goods, services and activities specific to their disabilities
  - ➔ $1+ trillion in purchasing power
  - ➔ $135+ billion in discretionary income
  - ➔ $13.6+ billion on travel in 2004
- Total US addressable market 175 million people
  - ➔ Living with disabilities = 50+ million
  - ➔ Directly affected by disabilities = 50 x 2.5 = 125 million[2]
  - ➔ Approximately 1 in 2 Americans "living with" or "directly affected by"

(1) Sources: United States Census Bureau Data; Marketing to Americans with Disabilities (Packaged Facts)

(2) Directly affected by Company's minimum estimate of 2.5:1 (directly affected by: living with) based upon industry experience

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Adult PWDs & The Internet

- Spend 2X as much time online as adults without disabilities, on average
  - ➔ 25 hours per week vs. 10 hours per week
- More likely than adults without disabilities to report the Internet has helped them to:
  - ➔ Be better informed about the world – 52% vs. 39%
  - ➔ Feel connected to the world – 44% vs. 38%
  - ➔ Reach out to someone with similar interests and experiences – 42% vs. 30%
  - ➔ Improve the quality of their life – 48% vs. 27%

Adult PWDs are more frequent users of and derive greater utility from the Internet than adults without disabilities

Sources: Harris Interactive, Harris Poll, Computer and Internet Usage Among People with Disabilities, Disability Statistics Center

Competitive Landscape

Highly Fragmented, underdeveloped and largely underfunded marketplace …

Disability Related Non-Profit Organizations (.orgs): vast majority of accessibility and disability sites (e.g., Paralysis.org, CerebralPalsy.org); most receive less than 2,000 unique visitors monthly; mostly donor-centric

Specialized Disability Related Sites/Publications: generally lifestyle related, focused on 1 – 2 conditions or markets, or publications with a web presence (e.g., DisabledTraveler.com, NewMobility.com); most receive less than 10,000 unique visitors monthly

Individual Categories – Not Targeting Disability Community: medical/diagnostic information, jobs, classifieds, social networking, reviews; each have significant presence, but not targeted or tailored for disability community needs (e.g., WebMD.com, HotJobs.com, MySpace.com)

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Management Team – Part I

J. Glen House, M.D. *President & Chief Medical Officer, Founder:* Over 15 years of experience working with persons living with or directly affected by disabilities or functional limitations. Currently serves as the Medical Director for the Center for Neuro & Trauma Rehabilitation at Penrose Hospital, and President of Colorado Rehabilitation Physicians.

J.W. Roth, *Chairman & CEO, Co-Founder*: Over 20 years of experience in private investing and financial services industries. Served as board member, founder, and executive officer in multiple start-up and early stage companies, including Colorado Catheter, Fear Creek Ranches, Sound Technologies, IMI Global (OTCBB: INMG), Cattlenetwork.com, and AspenBio (OTCBB: APNB).

John Walpuck, *COO/CFO:* Over 19 years of experience in corporate finance, business operations and general management, and over 10 years' experience working in the Internet services and software development industries. Served as a corporate officer, financial manager and management consultant to companies ranging in size from start-ups to organizations with over $50 billion in revenue (e.g., Nine Systems-Akamai, XO Communications, MCI, Andersen) . Experience spans 15 industries and 40 countries.

Michael Fay, *Chief Technology Officer:* Over 10 years of experience with online businesses and web asset management, including e-commerce, digital media and web site operations. Served as corporate officer leading operations, client services, application services and production services for three Internet services companies acquired between 2001 and 2006 for >$200 million in aggregate. Recently lead an international corporate integration for Akamai Technologies (NASD: AKAM).

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Management Team – Part II

Howard Lieber, *VP of Sales:* Over 20 years of experience in C-level sales and executive management working with start-up companies, mid-size growth companies, and Fortune 500 organizations. Most recently served as CEO of a venture backed start up (PetriTech). Experience includes working in the medical equipment and software industries (e.g., Vistant, Imed).

Lori Frisher, *VP of Community & Business Development:* Over 10 years of experience in account management, event production, and business development for Fortune 500, SMB, and nonprofit partners, clients and customers. Nine years experience working in the disability community (e.g., US Paralympics, NYC Mayor's Office for People with Disabilities, United Nations, America's Athletes with Disabilities). Most recently served as Co-Founder of boutique marketing agency in New York City (Pink Dog Marketing). Served as VP of Community Development for WE Media (98 – 02), a web portal company focused on people with disabilities, working in the areas of business and community development, sponsorships, and publishing; recognized for an award-winning PSA.

Ken Klispie, *Director of Advertising Sales:* Over 22 years of software and Internet experience working with numerous organizations in 15 different industries. Most recently served as EVP, Data Analytics and Business Consulting for the Indigio Group, Inc., a Denver based Internet Agency, where he managed the development and implementation of a broad array of web tracking, key performance indicator management, behavioral and user segmentation, customer and operational support, and other interactive marketing and web-based solutions for national account clients.

Muffy Davis *Director of Market Development:* Well-known motivational speaker, freelance writer and a voice/advocate for the disability community for 18 years; served as a Development Officer at the University of Utah Hospitals and public spokesperson for a Johnson & Johnson Co. Member of the United States Disabled Ski Team from 1997 to 2002, four-time Paralympic medalist, and graduate from Stanford University.

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Phase I Advertising Sales Categories

- Medical equipment manufacturers
- Medical Supply companies
- Pharmaceutical Companies
- Travel related Companies
- Real Estate Companies
- Sports companies

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How Internet Advertisers Spend Money

- Keyword Search 40% (Phase 2)
- Display Ads/Takeovers 21% (Phase 1) ☑
- Sponsorships 4% (Phase 1) ☑
- Classifieds 20% (Phase 1)
- Rich Media 6% (Phase 1) ☑
- Email 1% (Phase 2)

Disaboom will target 31% of online advertising dollar spend in Phase 1

Disaboom Media Kit available upon request

Source: Internet Advertising Bureau, 2006

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Display Ads

- Display Ads by Channel
  - → Disaboom offers the ability to advertise within 8 site channels, or across the entire site
  - → You can choose from Static Display Ads, In Content Advertisements and Rich Media
  - → Disaboom offers three static ad unit sizes
  - → Disaboom offers enhanced sponsorship opportunities



disaboom
Become a disaboomer
Newly Diagnosed?
Interactive Advertising Bureau
300 x 250
Interactive Advertising Bureau
300 x 250
Interactive Advertising Bureau
180 x 150
Interactive Advertising Bureau
180 x 150
Priority Placement



disaboom
Become a disaboomer
Articles
Spinal Cord Injury Medical Management
Interactive Advertising Bureau
160 x 600
Interactive Advertising Bureau
300 x 250
Interactive Advertising Bureau
160 x 600



disaboom
Become a disaboomer
Articles
Spinal Cord Injury Overview
Spinal Cord Injury Epidemiology
Spinal Cord Injury Anatomy
Spinal Cord Injury Pathophysiology
Spinal Cord Injury Diagnosis
Spinal Cord Injury Acute Management
Interactive Advertising Bureau
300 x 250
Interactive Advertising Bureau
160 x 600

Sponsorships

- IN PAGE SPONSORHSIP sponsor Homepage and Channel front sections, from Today's News, Recent News, Recent Reviews, Featured Products, Featured Travel and Featured Disaboomers.

- CHANNEL SPONSORSHIP Sponsor one of the eight primary channels on Disaboom, including Articles, News, People, Discussions, Reviews, Classifieds, Resources and MyDisaboom.

- ARTICLE SPONSORSHIP Sponsor an article written by a Disaboom staffer. Under the ARTICLES tab of Disaboom.com, you'll find a wealth of information written by staff members and physicians explaining medical journal studies and reference guides in a language that everyone can understand. Articles and guides consist of information on many medical conditions, including stroke, brain and spinal cord injuries, multiple sclerosis, cerebral palsy, amputation, spina bifida and numerous orthopedic problems.

- DISCUSSION SPONSORSHIP These moderated forums are designed to be user-support groups where the online community can discuss anything. Topics range from medical discussions to social calendar events for the growing disaboom community. Sponsorship includes brand placement within the DISCUSSIONS section of Disaboom.com.


disaboom
Newly Diagnosed?
EXUBERA
In Page
Sponsorship
Opportunities

A Sponsor receives the sponsor text, information icon, 180 x 150 rollover with link to a sponsor page hosted on Disaboom.com


Shop Disaboom
Recent Reviews
Vacation Packages:
sponsor: MyTravelSpace.com
Interactive Advertising Bureau
180 x 150
Europe Deals

Takeovers

Disaboom gives online advertisers the option of dominating all ad slots on a particular page, channel or subtopic, providing exceptional high-impact placement within Disaboom.com. And when it comes to our active, engaged audience, it's a great way to be sure that your message breaks through.

- Limited run, high-impact positioning
- Fixed ad placement takeover



disaboom
Become a disaboomer
My Disaboom: Login | Invite | Join
Shop Disaboom
My Disaboom
Events
Featured Disaboomers
Jane Doe
John Miller
Search Disaboomers
Newly Diagnosed?
Today's Disaboom
Feburary 06, 2007
read more in RESEARCHED EXPLAINED
Shop Disaboom
Featured Products:
Vacation Packages:
Recent News
Recent Reviews
Hotel Monaco
Lynx- 2 Micro-Portable Scooter
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Rich Media

Rich Media Capabilities

Disaboom enables you to create a unique relationship with our online audience by providing two rich media sized units.

User activated interactive units deliver greater impact than static units and encourages users to interact with your brand. Take advantage of this dynamic media to catch and hold the attention of our community at Disaboom.com.


disaboom
Become a disaboomer
My Disaboom: Login | Invite | Join
Shop Disaboom
Disaboom Mall
Travel
Articles
Master > Something > Here
CommentTest
Eye Conditions
Spinal Cord Injury
Temp
Newly Diagnosed
Research Explained
Reference Guide
Expert Advice
Spinal Cord Injury Secondary Condition: Temperature Regulation
Individuals who suffer a spinal cord injury at T6 and above may have difficulty with temperature regulation. This condition of poor temperature regulation after spinal cord injury is referred to as being poikilothermic. The word "poikilotherm" is used to describe reptiles which are "cold-blooded." These animals have a temperature inside their body that is controlled by the outside temperature of the environment.
This comparison is made of individuals who suffer a spinal cord injury at T6 and above because the temperature inside their body is significantly affected by the temperature of the environment. As mentioned in earlier topics regarding the autonomic nervous system, the sympathetic nervous system activity lacks control of the body as compared to able-bodied people and individuals with a spinal injury below T6. Therefore, when the outside temperature is hot (80° Fahrenheit or above), the poikilothermic patient cannot normally dilate the blood vessels and sweat appropriately in an attempt to cool the inside temperature of the body. Likewise, when the outside temperature is cold, the poikilothermic patient's body cannot normally constrict the blood vessels in an attempt to conserve heat.
See Isabel's Story
MASSACHUSETTS

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Ad Unit Delivery

▪ Leader Board (728x90)	30.6%	
▪ Medium Rectangle (300x250)	20.4%	☑
▪ Full Banner (486x60)	14.6%	
▪ Wide Skyscraper (160x600)	12.5%	☑
▪ Skyscraper (120x600)	5.3%	
▪ Large Rectangle (336x280)	2.2%	
▪ Rectangle (180x150)	2.1%	☑
▪ Buttons (all sizes)	4%	

Disaboom will target 35% of ad unit delivery in Phase 1; Advertisers will not be required to develop new creative assets to advertise with Disaboom

Ad sizes available for static and rich media delivery

Leader Board & Full Banner ad unit sizes are not valued by advertisers; typically remnant or free inventory

Source: Nielsen Ratings Ad Relevance 2005

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2008/Beyond Potential Revenue Sources

- Disaboom Depot/Mall
- Classified Ads
- Job Postings
- Content TBD
- Media Platform TBD

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Isolated Online Experience(s)

No one place to go for it all
- **shorter site times**
- **less site stickiness**


WebMD
Articles
MySpace
People
TripAdvisor
Reviews
New Mobility
Discussions
CNN
News

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Comprehensive/Integrated Online Experience

- longer visits
- more reasons to visit


People
Articles
My Disaboom
DISABOOM
News
Reviews
Discussions
Classifieds

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Visitors More Likely to Return – Part I

- **Web 1.0** (traditional, information oriented) meets **Web 2.0** (verticalization, social community, information targeting)
- Dynamically Generated & User Generated Content
  - ➔ Content from each area is ranked in popularity and displayed on home page
    - Guarantees a new experience each visit
  - ➔ Phase I user generated video contests and reviews (travel, restaurants, etc.)
    - Enhances media experience, fresh content, user-driven nature and organic growth of community
- Targeted Content
  - ➔ Medical, social, and other specific content is available; the site is targeted to them and their support groups
  - ➔ Rich Media and medical animations (Edutainment)
    - 140+ planned images and animations for Phase I launch
    - Animations are first rate and not available anywhere else
    - Articles (and targeted images) explain conditions and situations at 10th grade level

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Visitors More Likely to Return – Part II

- Social Environment
  - ➔ Meeting places, forums, discussions and blogs
  - ➔ Designed to capture audience and keep site content fresh everyday
- Practical Resources for Daily Living
  - ➔ Site designed to deliver content to people when they need it in the form of reviews, forums, discussions and classifieds
- Coming Soon
  - ➔ Disaboom has phased & targeted approach to massive untapped and fragmented marketplace
  - ➔ Coming Soon – simple location on site to define "future attractions" and solicit community input on Phase II (and beyond) features/functionality

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Our Community Features & Benefits[1]

- Interactive destination, social networking, daily living resources, user driven
- Comprehensive medical content dedicated to physiatry[2] & community re-integration

- **Medical Content & Resources**
  - → Consumer oriented
  - → Comprehensive by condition
  - → Research & Journal Interpretations
  - → Expert Advice
  - → Health & Lifestyle Information
  - → Comments, blogs & forum links
  - → Directory of Providers
  - → Latest Health News
  - → Phase II, etc. conditions TBA

- **Community**
  - → Support Forums (moderated)
  - → Featured Blogs/chat
  - → User Generated[3] Reviews
  - → My Disaboom
  - → Event Postings
  - → Sports/Rec/Rehab
  - → News
  - → Dating

- **Career Center**
  - → Source for job seekers & employers
- **Classifieds**
  - → Products, equipment, supplies, etc. for sale
- **Mall/Store**
  - → Equipment, medical devices and supplies
  - → Travel & Leisure Packages
  - → Durable Medical Reimbursement

(1) Not all features and benefits will be part of the Phase I Operational Launch in September 2007

(2) Physiatry = physical medicine and rehabilitation; 50+ year old profession; 6,000+ MD Physiatrists in U.S.

(2) User generated reviews (hotels & travel, restaurants, shopping, health, services, equipment)

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Design & Build Status

Site Attributes	Status	Comments
Market Driven Content & Features	✔	Launch Team Member surveys; Founder is MD, over 15 years of experience serving 1,000+ patients in the disability community
Site Design & Design Methodology	✔	Comprehensive interactive community; each section benchmarked to "www best of breed solutions" + specialized feature set for PWDs
Medical Content	✔	Respected authorities from major medical and rehab centers around US developing core condition content; deliveries on schedule for beta and operational launches
Non-Medical Content	✔	using industry contact and Launch Team feedback to discover content important to the market like ADA articles, Employment law and lifestyle information
User Content	✔	Phase I = user generated reviews of airlines, restaurants, etc.
Software	✔	SQL Server 2005; ASP .Net 2.0; IIS 6.0; Windows Server 2003; Customer CMS; Microsoft Community Server; Open Source Form Software (moderated); Customer Flash Media Player
Hardware	✔	Web Server Cluster; Application Server Cluster; Database Server Cluster
IP Addressing	✔	DNS Round-Robin and/or MSFT load balancing
SEO/SEM	✔	Proactive, comprehensive keyword done, detailed program/schedule
Accessibility	✔	Phase I: Bobby, 508 Compliance, Closed Captioning
Creative, Usability	✔	Third party vendor and agency inputs
Vendor Partners	✔	Analytics, Newsfeed Aggregator, SEO, Ad Serving, Web Design, Graphic Design, Implementation

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Expected Cash Outlays

- **Acquisition & Retention Marketing:** Launch Campaign & Post-Launch Stabilization, Awareness, Brand, Market Conditioning, Market Research, SEM/SEO Expansion
- **Phase II:** Accelerate & Expand Conditions, Content, Features, Capabilities, Sponsor Channels
- **Technology:** More Assets & Operations In House
- **General Corporate Purposes & Working Capital**

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Company Highlights

- **Market Opportunity:** Publicly traded Internet communities have generated premium valuations for investors due to explosive core business growth and media platform expansion opportunities
- **Strategic Market Position:** As the first Internet Community dedicated to persons living with or directly affected by disabilities, Disaboom is positioned to be the dominant player serving this vast and underserved market segment
- **Compelling Market Size:** A targeted advertising audience of 70+ million persons living with or directly affected by specific Phase I disabilities
- **Comprehensive Community:** Disaboom offers need-to-have resources and tools, social networking, user generated content, and comprehensive, consumer oriented medical content
- **Seasoned Management Team:** Experienced and complementary management team – Internet, software, startup, and life experience with or serving persons with such conditions

disaboom